[VERTICAL BAR CHART]


 Market Share for Utilities Companies in Illinois, Indiana and Bordering States
                           Companies Sorted by Assets

                                      Assets               Share of  Cumulative
Holding Company                   (millions of $)  Rank      Total      Share

AEP-C&SW                              26,599         1       12.8%       12.8%
Unicom Corp.                          26,223         2       12.6%       25.5%
FirstEnergy Corp.                     20,311         3        9.8%       35.2%
Dominion Resources, Inc.              17,095         4        8.2%       43.5%
DTE Energy Co.                        14,333         5        6.9%       50.4%
Cinergy Corp.                         10,650         6        5.1%       55.5%
CMS Energy Corp.                       9,716         7        4.7%       60.2%
Ameren Corp.                           9,225         8        4.4%       64.6%
Northern States Power Co.              8,110         9        3.9%       68.5%
Illinova Corp.                         7,803        10        3.8%       72.3%
Columbia-NiSource                      6,667        11        3.2%       75.5%
Wisconsin Energy Corp.                 5,651        12        2.7%       78.2%
Vectren                                5,501        13        2.7%       80.9%
Alliant Energy Corp.                   4,756        14        2.3%       83.2%
MidAmerican Energy Holdings Co.        4,371        15        2.1%       85.3%
UtiliCorp United, Inc.                 4,291        16        2.1%       87.4%
LG&E Energy Corp.                      4,056        17        2.0%       89.3%
DPL, Inc.                              3,625        18        1.7%       91.1%
Combined IPALCO-Cilcorp                3,575        19        1.7%       92.8%
Nicor, Inc.                            3,040        20        1.5%       94.2%
Kansas City Power & Light Co.          2,845        21        1.4%       95.6%
Peoples Energy Corp.                   2,160        22        1.0%       96.7%
Minnesota Power, Inc.                  2,089        23        1.0%       97.7%
WPS Resources Corp.                    1,751        24        0.8%       98.5%
SIGCORP, Inc.                            951        25        0.5%       99.0%
Madison Gas & Electric Co.               657        26        0.3%       99.3%
Southern Union Co.                       489        27        0.2%       99.5%
Ohio Valley Electric Corp.               357        28        0.2%       99.7%
SEMCO Energy, Inc.                       307        29        0.1%       99.8%
Delta Natural Gas Co., Inc.              120        30        0.1%       99.9%
Wisconsin Fuel & Light Co.                60        31        0.0%       99.9%
Consolidated Water Power Co.              37        32        0.0%       99.9%
Northwestern Wisconsin Electric Co.       22        33        0.0%      100.0%
Wisconsin River Power Co.                 18        34        0.0%      100.0%
Mount Carmel Public Utility Co.           17        35        0.0%      100.0%
Midwest Bottle Gas Co.                    16        36        0.0%      100.0%
Illinois Gas Co.                          13        37        0.0%      100.0%
St. Joseph Light & Power Co.               7        38        0.0%      100.0%
North Central Power Co., Inc.              7        39        0.0%      100.0%
Consumers Gas Co.                          6        40        0.0%      100.0%
Master Gas Service Co.                     5        41        0.0%      100.0%
Fidelity Natural Gas, Inc.                 5        42        0.0%      100.0%
Indiana Utilities Corp.                    5        43        0.0%      100.0%
St. Croix Valley Natural Gas Co., Inc.     4        44        0.0%      100.0%
Pioneer Power & Light Co.                  2        45        0.0%      100.0%


Total                                207,546


 Market Share for Utilities Companies in Illinois, Indiana and Bordering States
                           Companies Sorted by Revenue

                                     Revenue               Share of  Cumulative
Holding Company                   (millions of $)  Rank      Total      Share

AEP-C&SW                              10,618         1       14.6%       14.6%
Unicom Corp.                           7,136         2        9.8%       24.5%
Dominion Resources, Inc.               6,135         3        8.5%       32.9%
Cinergy Corp.                          5,406         4        7.5%       40.4%
FirstEnergy Corp.                      5,264         5        7.3%        47.6%
DTE Energy Co.                         4,841         6        6.7%       54.3%
CMS Energy Corp.                       3,649         7        5.0%       59.3%
Ameren Corp.                           3,403         8        4.7%       64.0%
Northern States Power Co.              3,087         9        4.3%       68.3%
Columbia-NiSource                      2,636        10        3.6%       71.9%
Wisconsin Energy Corp.                 2,108        11        2.9%       74.8%
Illinova Corp.                         2,069        12        2.9%       77.7%
Alliant Energy Corp.                   1,888        13        2.6%       80.3%
Vectren                                1,792        14        2.5%       82.7%
LG&E Energy Corp.                      1,660        15        2.3%       85.0%
MidAmerican Energy Holdings Co.        1,600        16        2.2%       87.2%
Combined IPALCO-Cilcorp                1,327        17        1.8%       89.1%
Nicor, Inc.                            1,229        18        1.7%       90.8%
DPL, Inc.                              1,076        19        1.5%       92.2%
UtiliCorp United, Inc.                   978        20        1.3%       93.6%
Peoples Energy Corp.                     967        21        1.3%       94.9%
Kansas City Power & Light Co.            939        22        1.3%       96.2%
WPS Resources Corp.                      713        23        1.0%       97.2%
Minnesota Power, Inc.                    524        24        0.7%       97.9%
Ohio Valley Electric Corp.               460        25        0.6%       98.6%
SIGCORP, Inc.                            298        26        0.4%       99.0%
Madison Gas & Electric Co.               256        27        0.4%       99.3%
Southern Union Co.                       196        28        0.3%       99.6%
SEMCO Energy, Inc.                       153        29        0.2%       99.8%
Wisconsin Fuel & Light Co.                41        30        0.1%       99.9%
Consolidated Water Power Co.              37        31        0.1%       99.9%
Mount Carmel Public Utility Co.           12        32        0.0%       99.9%
Northwestern Wisconsin Electric Co.       11        33        0.0%       99.9%
Illinois Gas Co.                           7        34        0.0%      100.0%
Midwest Bottle Gas Co.                     7        35        0.0%      100.0%
Wisconsin River Power Co.                  5        36        0.0%      100.0%
St. Joseph Light & Power Co.               5        37        0.0%      100.0%
Consumers Gas Co.                          4        38        0.0%      100.0%
St. Croix Valley Natural Gas Co., Inc.     4        39        0.0%      100.0%
Master Gas Service Co.                     3        40        0.0%      100.0%
Indiana Utilities Corp.                    3        41        0.0%      100.0%
North Central Power Co., Inc.              2        42        0.0%      100.0%
Pioneer Power & Light Co.                  2        43        0.0%      100.0%
Fidelity Natural Gas, Inc.                 1        44        0.0%      100.0%

Total                                72,548


 Market Share for Utilities Companies in Illinois, Indiana and Bordering States
                     Companies Sorted by Number of Customers

                                   Customers               Share of  Cumulative
Holding Company                   (thousands)      Rank      Total      Share

AEP-C&SW                               4,690         1      10.4%       10.4%
Dominion Resources, Inc.               3,701         2       8.2%       18.5%
Unicom Corp.                           3,445         3       7.6%       26.2%
DTE Energy Co.                         3,249         4       7.2%       33.3%
CMS Energy Corp.                       3,167         5       7.0%       40.3%
Columbia-NiSource                      3,144         6       6.9%       47.3%
FirstEnergy Corp.                      2,161         7       4.8%       52.0%
Northern States Power Co.              2,006         8       4.4%       56.5%
Cinergy Corp.                          1,871         9       4.1%       60.6%
Nicor, Inc.                            1,865        10       4.1%       64.7%
Ameren Corp.                           1,803        11       4.0%       68.7%
Wisconsin Energy Corp.                 1,523        12       3.4%       72.1%
UtiliCorp United, Inc.                 1,404        13       3.1%       75.2%
Alliant Energy Corp.                   1,287        14       2.8%       78.0%
MidAmerican Energy Holdings Co.        1,270        15       2.8%       80.8%
LG&E Energy Corp.                      1,119        16       2.5%       83.3%
Vectren                                1,106        17       2.4%       85.7%
Southern Union Co.                     1,006        18       2.2%       88.0%
Illinova Corp.                           968        19       2.1%       90.1%
Peoples Energy Corp.                     955        20       2.1%       92.2%
Combined IPALCO-Cilcorp                  820        21       1.8%       94.0%
WPS Resources Corp.                      664        22       1.5%       95.5%
DPL, Inc.                                488        23       1.1%       96.6%
Kansas City Power & Light Co.            448        24       1.0%       97.6%
Atmos Energy Corp.                       425        25       0.9%       98.5%
Madison Gas & Electric Co.               232        26       0.5%       99.0%
Minnesota Power, Inc.                    150        27       0.3%       99.3%
SIGCORP, Inc.                            123        28       0.3%       99.6%
Wisconsin Fuel & Light Co.                49        29       0.1%       99.7%
Delta Natural Gas Co., Inc.               37        30       0.1%       99.8%
Northwestern Wisconsin Electric Co.       11        31       0.0%       99.8%
Midwest Bottle Gas Co.                    11        32       0.0%       99.9%
Illinois Gas Co.                          10        33       0.0%       99.9%
Mount Carmel Public Utility Co.            9        34       0.0%       99.9%
Suburban Natural Gas Co.                   7        35       0.0%       99.9%
Pike Natural Gas Co.                       7        36       0.0%       99.9%
St. Joseph Light & Power Co.               6        37       0.0%       99.9%
Consumers Gas Co.                          6        38       0.0%      100.0%
St. Croix Valley Natural Gas Co., Inc.     5        39       0.0%      100.0%
Master Gas Service Co.                     4        40       0.0%      100.0%
North Central Power Co., Inc.              4        41       0.0%      100.0%
Indiana Utilities Corp.                    3        42       0.0%      100.0%
Pioneer Power & Light Co.                  2        43       0.0%      100.0%
Ohio Cumberland Gas Co.                    1        44       0.0%      100.0%
Consolidated Water Power Co.               1        45       0.0%      100.0%

Total                                45,260